Exhibit 10.39

SIXTH AMENDMENT
TO
CREDIT AND SECURITY AGREEMENT

This Amendment, entered into as of August 31, 2023, and effective as of August 31, 2023, is by and between RED IRON ACCEPTANCE, LLC, a Delaware limited liability company ("Borrower"), and HUNTINGTON DISTRIBUTION FINANCE, INC. ("Lender"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as hereinafter defined).

RECITALS
A.     Borrower and Lender are parties to a Credit and Security Agreement, dated as of August 12, 2009, as amended by a First Amendment to Credit and Security Agreement dated as of June 6, 2012, a Second Amendment to Credit and Security Agreement dated as of November 29, 2016, a Third Amendment to Credit and Security Agreement dated as of December 20, 2019, a Fourth Amendment to Credit and Security Agreement dated August 23, 2021, and a Fifth Amendment to Credit and Security Agreement dated October 25, 2022 (as so amended, the "Credit Agreement").
B.     The parties hereto have agreed to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments.

(a)     Change in Commitment. Section 2.02(a) of the Credit Agreement shall be deleted and replaced with the following:

(a)     Commitment. The aggregate principal amount of all Revolving Loans outstanding at a time shall not exceed the lesser of (x) the Borrowing Base and ( y) $1,350,000,000 (or, if reduced pursuant to Section 2.02(b) or otherwise; the lesser amount to which reduced) (such lesser amount, as so reduced from time to time, to be referred to herein as the "Commitment").
2.     Fourth Amended and Restated Revolving Loan Note. As of the date of this Amendment, Borrower will enter into a Fourth Amended and Restated Revolving Loan Note in the form of Exhibit A to this Amendment (the "Fourth Amended and Restated Revolving Loan Note"). All references in any document or instrument to the Revolving Loan Note (other than the reference in Section 3.01(b) of the Credit Agreement, which will continue to refer to the promissory note issued on August 12, 2009) are hereby amended to refer to the Fourth Amended and Restated Revolving Loan Note.
3.     Representations and Warranties. Borrower certifies to Lender that the representations and warranties of Borrower in Section IV of the Credit Agreement are true and correct in all respects as of the date of this Amendment.

Intercompany Loan
Red Iron Acceptance, LLC and Huntington Distribution Finance, Inc.

4.     Affirmation of Credit Agreement; Further References. The parties hereto each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects, and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement (including references in the Credit Agreement to the terms thereof) are hereby amended to refer to the Credit Agreement as amended through this Amendment.
5.     Entire Agreement. This Amendment, on and after the date hereof, contains all of the understandings and agreements of whatsoever kind and nature existing among the parties hereto with respect to this Amendment, the subject matter hereof, and the rights, interests, understandings, agreements and obligations of the parties hereto pertaining to the subject matter hereof with the effect that this Amendment shall control with respect to the specific subjects hereof.
6.     Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Page Follows]

Intercompany Loan
Red Iron Acceptance, LLC and Huntington Distribution Finance, Inc.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

RED IRON ACCEPTANCE, LLC

By: /s/ Jay R. Deverell
Name: Jay R. Deverell
Title: Manager

HUNTINGTON DISTRIBUTION FINANCE, INC.

By: /s/ Jay R. Deverell
Name: Jay R. Deverell
Title: President

[Signature page to Sixth Amendment to Credit and Security Agreement]

Intercompany Loan
Red Iron Acceptance, LLC and Huntington Distribution Finance, Inc.

EXHIBIT A

FOURTH AMENDED AND RESTATED REVOLVING LOAN NOTE

$1,350,000,000
Schaumburg, Illinois
    August 31, 2023

THIS FOURTH AMENDED AND RESTATED REVOLVING LOAN NOTE (this "Note") completely amends and restates that certain Third Amended and Restated Revolving Note Loan dated as of October 25, 2022, executed by RED IRON ACCEPTANCE, LLC ("Borrower") and made payable to the order of HUNTINGTON DISTRIBUTION FINANCE, INC. ("Lender") and is issued in substitution and replacement thereof. This Note is the Revolving Loan Note referred to in the Credit and Security Agreement, dated as of' August 12, 2009, between Borrower and Lender, as amended by the First Amendment to Credit and Security Agreement, dated as of June 6,2012, the Second Amendment to Credit and Security Agreement, dated as of November 29, 2016, the Third Amendment to Credit and Security Agreement, dated as of December 20, 2019, the Fourth Amendment to Credit Agreement, dated August 23, 2021, the Fifth Amendment to Credit and Security Agreement, dated October 25, 2022 and the Sixth Amendment to Credit and Security Agreement, dated as of the date hereof (as amended, the "Credit Agreement").

FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of Lender, the principal sum of ONE BILLION THREE HUNDRED AND FIFTY MILLION DOLLARS ($1,350,000,000) or such lesser amount as shall equal the aggregate outstanding principal balance of the Revolving Loans made by Lender to Borrower pursuant to the Credit Agreement, on or before the Revolving Loan Maturity Date specified in the Credit Agreement; and to pay interest on said sum, or such lesser amount, at the rates and on the dates provided in the Credit Agreement.

This Note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of Maturity. Without limiting the foregoing, the obligations of Borrower under this Note are secured as described in Section VII of the Credit Agreement.

Borrower shall pay fees and expenses of Lender as provided in the Credit Agreement. Borrower hereby waives notice of presentment, demand, protest or notice of any other kind. This Note shall be governed by and construed in accordance with the laws of the state of Minnesota without regard to conflict of law principles.

This Note may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement. Delivery of an executed signature page counterpart to this Note via facsimile or other similar method of electronic transmission (including via email with attached .pdf) shall be effective as if it were delivery of a manually delivered, original, executed counterpart thereof.

[Signature Page Follows]

Intercompany Loan
Red Iron Acceptance, LLC and Huntington Distribution Finance, Inc.

IN WITNESS WHEREOF, the parties hereto have executed this Note as of the date first above written.

RED IRON ACCEPTANCE, LLC

By: EXHIBIT ONLY

Name: EXHIBIT ONLY

Its: EXHIBIT ONLY

ACCEPTED BY:

HUNTINGTON DISTRIBUTION FINANCE, INC.

BY: EXHIBIT ONLY

Name: EXHIBIT ONLY

ITS: EXHIBIT ONLY

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